EXHIBIT 10.3


REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 25, 2003 BY AND AMONG EMAGIN AND CERTAIN INITIAL INVESTORS IDENTIFIED ON THE SIGNATURE PAGES THERETO.


                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT, dated as of April 25, 2003 (this "Agreement"), by and among eMagin Corporation, a Delaware corporation, with principal executive offices located at 2070 Route 52, Hopewell Junction, NY 12533 (the "Company"), and each of the undersigned investors, from time to time, a signatory hereto pursuant to the terms of this Agreement (each an "Initial Investor" or collectively, the "Initial Investors").

                  WHEREAS, upon the terms and subject to the conditions of the Global Restructuring and Secured Note Purchase Agreement dated as of April 25, 2003, by and between the Initial Investors and the Company (the "Note Purchase Agreement"), the Company has agreed to issue to each Initial Investor (i) certain secured convertible Notes in the Company (the "Notes"), which, upon the terms and subject to the conditions thereof, are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and (ii) three year Warrants (the "Warrants") to purchase shares of Common Stock, in the amounts set forth in Schedule 2 of the Note Purchase Agreement; and

                  WHEREAS, to induce each of the Initial Investors as of the date of this Agreement, and such additional Initial Investors as may become a party to this Agreement, from time to time, to execute and deliver the Note Purchase Agreement, the Company has agreed to provide with respect to the Common Stock issued or issuable in lieu of cash interest payments on the Notes, upon conversion of the Notes and/or exercise of the Warrants, certain registration rights under the Securities Act;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:


         1.       Definitions

         (a) As used in this Agreement, the following terms shall have the meanings:

                  (i) "Affiliate," of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities, ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

                  (ii) "Closing Date" means the date and time of the issuance and sale of the Notes and the Warrants.

                  (iii) "Commission" means the Securities and Exchange
         Commission.

                  (iv) "Current Market Price" on any date of determination means the closing price of a share of the Common Stock in the regular day session on such day as reported on the American Stock Exchange ("Amex"); provided, if such security is not listed or admitted to trading on the Amex, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing price of such security on the over-the-counter market in the regular day session on the day in question as reported by the Wall Street Journal, New York City edition, or a similar generally accepted reporting service, as the case may be. If such security has no quotes or listing as defined in this section 1 (iv), then the Current Market Price shall be the price per Common Share on any date of determination as determined by an independent third party appointed by mutual agreement of the Company and the Investor.

                  (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                  (vi) "Investor" means each of the Initial Investors as of the date of this Agreement, and such additional Initial Investors as may become a party to this Agreement, from time to time, and any transferee or assignee of Registrable Securities which agrees to become bound by all of the terms and provisions of this Agreement in accordance with
         Section 9 hereof.

                  (vii) "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  (viii) "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                  (ix) "Public Offering" means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

                  (x) "Registrable Securities" means the Common Stock issued or issuable (i) in lieu of cash interest payments on the Notes, (ii) upon conversion, redemption or prepayment of the Notes, and (iii) upon exercise of the Warrants and any other warrants issued by the Company and currently held by the Investors or their permitted assignees, until
         (x) the Registration Statement has been declared effective by the Commission and all such securities have been disposed of pursuant to the Registration Statement, (y) all such securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, or (z) such time as, in the opinion of counsel to the Company reasonably satisfactory to the Investors and upon delivery to the Investors of such executed opinion, all such securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

                  (xi) "Registration Statement" means a registration statement of the Company filed on Form S-2 and/or Form S-3, or if then unavailable, another appropriate form under the Securities Act providing for the registration of, and the resale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits to and other material incorporated by reference in such registration statement and Prospectus.

                  (xii) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

         (b) All capitalized terms used and not defined herein have the respective meaning assigned to them in the Note Purchase Agreement.

         2.       Registration

         (a) Filing and Effectiveness of Registration Statement. The Company shall use its reasonable best efforts to prepare and file with the Commission not later than 30 calendar days after the Closing Date, a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its
       reasonable best efforts to cause the Commission to declare such
Registration Statement effective under the Securities Act as promptly as practicable but in no event later than 90 calendar days (150 calendar days in the event of a "full review" by the Commission) after the Closing Date. The number of Shares designated in the Registration Statement to be registered shall include all the Registrable Securities and shall include appropriate language regarding reliance upon Rule 416 under the Securities Act to the extent permitted by the Commission. The Company shall promptly (and, in any event, no more than 48 hours after it receives comments from the Commission), notify each of the Investors when and if it receives any comments from the Commission on the Registration Statement and promptly forward a copy of such comments, if they are in writing, to the Investors. At such time after the filing of the Registration Statement pursuant to this Section 2(a) as the Commission indicates, either orally or in writing, that it has no further comments with respect to such Registration Statement or that it is willing to entertain appropriate requests for acceleration of effectiveness of such Registration Statement, the Company shall promptly, and in no event later than five (5) days after receipt of such indication from the Commission, request that the effectiveness of such Registration Statement be accelerated within 48 hours of the Commission's receipt of such request. The Company shall notify the Investors by written notice that such Registration Statement has been declared effective by the Commission within 24 hours of such declaration by the Commission.


        (b) Piggyback Rights.

                  (i) Subject to Section 2(b)(ii), if the Company at any time proposes to file any other registration statement under the Securities Act with respect to an offering of securities for its own account or for the account of another person (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or any registration statement associated with any equity line of credit and other than a registration pursuant to Section 2(a) hereunder), the Company shall give written notice of such proposed filing to each of the Investors at the address set forth in the register of the Company as soon as reasonably practicable (but in no event less than fourteen (14) days before the anticipated date on which such registration will be first filed with the Commission), undertaking to provide each Investor the opportunity to register on the same terms and conditions such number and type of Registrable Securities as such Investor may request (a "Piggyback Registration"). Such written notice shall be clearly marked and the Company shall take reasonable steps to confirm receipt thereof from each such Investor. Each Investor will have five (5) business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Piggyback Registration; provided that should an Investor fail to provide timely notice to the Company, such Investor will forfeit any rights to participate in the Piggyback Registration with respect to such proposed offering. In the event that the registration statement is filed on behalf of a person other than the Company, the Company will, subject to
         Section 2(b)(ii), use its best efforts to have the shares of Registrable Securities that the Investors wish to sell included in the Registration Statement. If the Company shall determine in its sole discretion not to register or to delay the proposed offering, the Company shall provide written notice of such determination to the

         Investors and (i) in the case of a determination not to effect the proposed offering, shall thereupon be relieved of the obligation to register such Registrable Securities in connection therewith, and (ii) in the case of a determination to delay a proposed offering, shall thereupon be permitted to delay registering such Registrable Securities for the same period as the delay in respect of the proposed offering.

                  (ii) If a registration pursuant to this Section 2(b) involves an underwritten offering, and the managing underwriter shall advise the Company in writing, that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Company, or that the kind of securities requested or otherwise proposed to be included in such registration statement would materially and adversely effect the success of such offering, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (A) if the registration is a primary registration on behalf of the Company, (x) first, the securities proposed to be registered by the Company, (y) second, the securities and Registrable Securities which have been requested to be included in such registration by the Investors and any other persons having the right to include securities in such registration statement pro rata in accordance with the aggregate number of securities requested to be included by the Investors and such other persons; and (z) third, securities of other persons, if any, requested to be included in such registration pro rata in accordance with the number of other securities proposed to be registered by such other persons, and (B) if the registration is a secondary registration on behalf of other persons, (x) first, the securities proposed to be registered by such other persons, (y) second, the securities and Registrable Securities which have been requested to be included in such registration by the Investors and any other persons having the right to include securities in such registration statement pro rata in accordance with the aggregate number of securities requested to be included by the Investors and such other persons; and
         (z) third, securities which have been requested to be included in such registration by the Company and by other persons, if any, pro rata in accordance with the aggregate number of other securities proposed to be registered by the Company and such other persons. In the event a contemplated distribution does not involve an underwritten public offering, the determinations contemplated by this Section 2(b)(ii) shall be made by the Company's Board of Directors.

         3.       Obligations of the Company

                  In connection with the registration of the Registrable Securities, the Company shall, subject to the Investors assistance and cooperation, as reasonably requested:


         (a) (i) Prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Investors for resales of the Registrable Securities for a period of three (3) years from the date on which the Registration Statement is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate upon the earlier of there ceasing to be any Registrable Securities outstanding or when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and
(B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) During the Registration Period, use its reasonable best efforts to comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement;

         (c) (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide (A) draft copies thereof to the Investors and give reasonable consideration to all such comments as the Investors (and their counsel) reasonably may propose and (B) to the Investors a copy of the accountant's consent letter to be included in the filing and (ii) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

         (d) (i) Use its reasonable best efforts to register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions as the Investors reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

         (e) As promptly as practicable after becoming aware of such event, notify each Investor of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

         (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

         (g) Use its reasonable best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

         (h) Use its reasonable best efforts to maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement and to cause such transfer agent to remove restrictive legends on the Registered Securities, as may be appropriate and in compliance with the Securities Act;

         (i) Use its reasonable best efforts to take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

         (j) Make generally available to its security holders as soon as practicable, but in any event not later than three (3) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Securities Act); and

         (k) (i) Make reasonably available for inspection by Investors, and any attorney, accountant or other agent retained by such Investors all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) use reasonable best efforts to cause the Company's officers, directors and employees to supply all information reasonably requested by such Investors or any such attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material nonpublic information shall be kept confidential by such Investors and any such attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Investors and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Investors and other parties.

         4. Obligations of the Investors


     In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:


         (a) As long as the Company complies with the notice procedures herein, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Unless otherwise required by the Commission or any applicable law, nothing in this Agreement shall obligate any Investor to consent to be named as an underwriter in any Registration Statement pertaining to the Registrable Securities. At least twenty-one (21) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company reasonably requires from each such Investor (the "Requested Information") if such Investor elects to have any of its Registrable Securities included in the Registration Statement. Such notice shall be clearly marked (on the envelope containing such notice, upon the facsimile cover sheet, or as may otherwise be required) as follows:
"URGENT ATTENTION REQUIRED". If at least two (2) business days prior to the anticipated filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor and have no further obligations to the Non-Responsive Investor;

         (b) Each Investor by its acceptance of the Registrable Securities agrees to use its reasonable best efforts to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement; and
         (c) Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(e) or 3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

         5. Right to Suspend Registration Statement

         So long as the Company has maintained the initial registration for a minimum period of 90 days, the Company shall have the right at any time for up to 120 calendar days to suspend any Registration Statement in the event that the Company determines, in good faith, that it is in the best interests of the Company for the Company to proceed with its own offering of equity securities; provided, that, the Company shall use its commercially reasonable efforts to continue to proceed forward in good faith with such Registration Statement during the period of such suspension. The Company may so proceed by delivering written notice of such intention to the Investors. The Company may exercise the right to suspend a Registration Statement no more than twice in any 360-day period, provided that the aggregate period of such suspensions shall not exceed 120 days, in the aggregate, in any 360-day period.

         6. Expenses of Registration

         All expenses, other than underwriting discounts and commissions or similar fees relating to the Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company (but not of the Investors) shall be borne by the Company.

         7. Indemnification and Contribution

         (a) The Company shall indemnify and hold harmless each Investor and each of their respective officers and directors and each person who controls such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

         (b) Indemnification by the Investors. Each Investor agrees, severally and not jointly, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use therein; provided, however, no Investor shall be liable under this Section 7(b) for any amount in excess of the net proceeds paid to such Investor in respect of shares sold by it. The indemnity provided for in this Section 7(b) shall not apply to amounts paid in settlement of any losses, claims, damages or liabilities if such settlement is effected without the consent of the Investors, which consent shall not be unreasonably withheld.

         (c) Notice of Claims, etc. Promptly after receipt by a party seeking indemnification pursuant to this Section 7 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 7 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of one such separate legal counsel for all Indemnified Parties in connection with any one action or series of substantially related actions if (and only if): (x) the Indemnifying Party shall have agreed in writing to pay such fees, costs and expenses, (y) the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have been advised by such counsel in writing that there may be one or more legal defenses available to the Indemnifying party different from or in conflict with any legal defenses which may be available to the Indemnified Party (in which case the Indemnifying party shall not have the right to assume the defense of such action on behalf of the Indemnified party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

         (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
         (e) Notwithstanding any other provision of this Section 7, in no event shall any Investor be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the proceeds to be received by such Investor from the sale of such Investor's Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

         (f) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 7 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         8. Rule 144


         With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its reasonable best efforts to:

         (a) comply with the provisions of paragraph (c) (1) of Rule 144;

         (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144; and

         (c) provide within a reasonable period of time of a written request of the Investor and at the Company's expense, a legal opinion addressed to the Company's transfer agent verifying the transferability of the Shares in accordance with Rule 144.

         9. Assignment

                  The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any permitted transferee of all or a portion (which portion shall exceed 10% of the Registrable Securities on an as-converted basis) of such Registrable Securities (or all or a portion (which portion shall exceed 10% of the Registrable Securities on an as-converted basis) of any Notes or Warrant of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within ten (10) business days of such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, and
(d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.


         10. Amendment and Waiver

                  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold at least a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company.


         11. Changes in Common Stock

                  If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, reverse split, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         12. Miscellaneous

         (a) A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (b) If, after the date hereof and prior to the Commission declaring the Registration Statement to be filed pursuant to Section 2 effective under the Securities Act, the Company grants to any Person any registration rights with respect to any Company securities which are more favorable to such other Person than those provided in this Agreement, then the Company forthwith shall grant (by means of an amendment to this Agreement or otherwise) identical registration rights to all Investors hereunder.

         (c) Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three days after the date of deposit in the United States mails, as follows:

                  (i) if to the Company, to:

                      eMagin Corporation 2070 Route 52 Hopewell Junction, NY 12533 Attention: Gary W. Jones (845) 892-1900 (845)
                      892-1901 (Fax)


                  (ii) if to an Initial Investor, to the address set out for such Initial Investor on the signature pages attached hereto; and

                  (iii)if to any other Investor, at such address as such
                       Investor shall have provided in writing to the Company.

The Company, the Initial Investors or any Investor may change the foregoing address by notice given pursuant to this Section 12(c).


         (d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (e) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

         (f) The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (g) The Company agrees with the Investors that irreparable damage would occur in the event that any of the material provisions of this Agreement were not performed in accordance with their terms or were otherwise materially breached by the Company. Accordingly, the Investors shall be entitled to an injunction or injunctions to prevent material breaches of this Agreement and to enforce specifically the material terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity and that the Company shall reimburse the Investors for all reasonable costs relating thereto. In addition to the injunctive relief provided pursuant to the immediately preceding sentence, if the Registration Statement relating to the offer and sale of the Registrable Securities shall not be declared effective by the Commission within 150 days of the Closing Date and the Company shall have been shown to have failed to use its reasonable best efforts to cause the Commission to declare such Registration Statement effective, the Company shall be entitled to liquidated damages at a rate of five percent (5%) per month (calculated to the nearest calendar day) of the value of the Registrable Securities not so declared effective until, and to the extent, such Registrable Securities shall be declared effective. The value of the Registrable Securities pursuant to the preceding sentence shall be determined by the average closing price of the Common Stock on its principal exchange (in terms of volume) at the time of determination for the twenty (20) consecutive trading days commencing on the first trading day occurring 150 days after the Closing Date. The liquidated damages may at the option of the Investor be paid in Common Stock of the Company which shall be subject to the same registration rights as the Registrable Securities.

         (h) The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (i) This Agreement, the Note Purchase Agreement and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement, the Note Purchase Agreement and the Warrants supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

         (j) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (k) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         (l) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

         (m) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.



                (remainder of this page intentionally left blank)

                  In witness whereof, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                                     EMAGIN CORPORATION


                                                    By/s/Gary W. Jones
                                                   Name: Gary W. Jones
                                                  Title: Chief Executive Officer






                                                        /s/Mortimer D.A. Sackler
                                                          MORTIMER D. A. SACKLER

                                                    Address: 15 East 62nd Street
                                                              New York, NY 10021

                                                         with a copy to:

                                                        Chadbourne & Parke LLP
                                                        30 Rockefeller Plaza
                                                        New York, New York 10112
                                               Attention:  Stuart D. Baker, Esq.
                                                Telecopy: (212) 541-5369


                                                     GINOLA LIMITED



                                                           By: /s/Jonathan White
                                                            Name: Jonathan White
                                                           Title: Director



                                                                  /s/Jack Rivkin
                                                                     JACK RIVKIN

                                                         Address:




                                                     STILLWATER LLC

                                      By: Mortimer D.A. Sackler, its sole member


                                                        /s/Mortimer D.A. Sackler
                                                          MORTIMER D. A. SACKLER

                                                    Address: 15 East 62nd Street
                                                              New York, NY 10021

                                                         with a copy to:

                                                        Chadbourne & Parke LLP
                                                        30 Rockefeller Plaza
                                                        New York, New York 10112
                                               Attention:  Stuart D. Baker, Esq.
                                                Telecopy: (212) 541-5369

                                                               /s/George Haywood
                                                                  GEORGE HAYWOOD

                                                           Address:
                                                               642 Second Street
                                                              Brooklyn, NY 11215

                                                                       Exhibit B

                                                       EMERALD ADVANTAGE FUND LP


                                                        By:/s/ Joseph E Besecker
                                                         Name: Joseph E Besecker
                                                          Title: Managing Member

                                                    Address:
                                                      500 North Gulph Road
                                                      Suite 101
                                                      King of Prussia, Pa. 19406


                                             EMERALD ADVANTAGE OFFSHORE FUND LTD


                                                       By: /s/ Joseph E Besecker
                                                         Name: Joseph E Besecker
                                                          Title: Managing Member

                                                     Address:
                                                     500 North Gulph Road
                                                     Suite 101
                                                     King of Prussia, Pa. 19406


                                                    EMERALD VENTURE CAPITAL I LP


                                                       By: /s/ Joseph E Besecker
                                                        Name: Joseph E. Besecker
                                                       Title: President

                                                     Address:
                                                     1703 Oregon Pike
                                                     Lancaster, PA. 17601



                                                           /s/Robert N. Verratti
                                                              ROBERT N. VERRATTI

                                                    Address:
                                                    13766 Sunset BLVD
                                                    Pacific Palisades, CA. 90272